UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

November 3, 2023
Date of Report (date of earliest event reported)

OPORTUN FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)
Commission File Number 001-39050

Delaware		45-3361983
State or Other Jurisdiction of Incorporation or Organization		I.R.S. Employer Identification No.

2 Circle Star Way
San Carlos,	CA	94070
Address of Principal Executive Offices		Zip Code
(650) 810-8823
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	OPRT	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition

On November 6, 2023, Oportun Financial Corporation (the “Company”) issued a press release regarding the Company’s financial results for its fiscal quarter ended September 30, 2023. A copy of the Company’s press release is furnished as Exhibit 99.1 to this report.

The information in this report, including Exhibit 99.1 attached hereto, is being furnished and shall not be treated as “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act regardless of any general incorporation language in such filing, except as expressly stated by specific reference in such filing.

Item 2.05. Costs Associated with Exit or Disposal Activities

On November 6, 2023, the Company announced that it is taking a series of personnel and other cost saving measures to reduce expenses and streamline efficiency. These measures include a headcount reduction of 185 employees, representing approximately 18% of the Company's corporate staff, which excludes retail and contact center agents. The Company also announced additional measures to reduce its expenditures on external contractors and vendors.

In relation to these and other personnel related activities, management expects to incur non-recurring, pre-tax charges of approximately $7 to $8 million in the fourth quarter of 2023, consisting primarily of severance payments, employee benefits contributions and related costs associated with the Company's headcount reduction. The Company expects to exclude these charges from its calculation of its non-GAAP financial measures, consistent with the Company's past presentation. These reductions are anticipated to result in annualized run rate savings of approximately $80 million.

The estimated charges that the Company expects to incur are subject to a number of assumptions, and actual results may differ materially from these estimates. The Company may also incur additional costs not currently contemplated due to unanticipated events that may occur as a result of, or that are associated with, its headcount reduction.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Departure of Directors

Effective November 4, 2023, Mr. Carl Pascarella retired from his role as a director of the Company, as well as his roles as the lead independent director and member of the compensation and leadership committee, the credit risk and finance committee and the nominating, governance, and social responsibility committee. Mr. Pascarella has been a director of the Company since 2010. Mr. Pascarella plans to pursue other opportunities and his retirement and resignation did not involve any disagreements with the Company on any matter relating to the Company’s operations, policies, or practices.

Further, Mr. R. Neil Williams assumed the role of lead independent director. In connection with his assumption of the role of lead independent director, Mr. Williams stepped down as the chair of the audit and risk committee but will continue as a committee member and was appointed the chair of the credit risk and finance committee. In addition, Ms. Sandra A. Smith was appointed the chair of the audit and risk committee and stepped down as the chair of the credit risk and finance committee but will continue as a committee member.

In connection with Mr. Pascarella’s retirement, the board of directors reduced the size of the board to seven seats.

Reduced Officer Cash Compensation

On November 3, 2023, in connection with certain operating expense reduction efforts by the Company, Raul Vazquez, the Company’s Chief Executive Officer, and Jonathan Coblentz, the Company’s Chief Financial Officer and Chief Administrative Officer, voluntarily requested a reduction of each of their annual base salaries of 15%, effective November 11, 2023. Mr. Vazquez’s annual base salary will be reduced from $700,000 to $595,000 and Mr. Coblentz’s annual base salary will be reduced from $421,832 to $358,557 (the “Reductions”). The Reductions will remain in place until otherwise determined by the board of directors and/or the compensation and leadership committee.

In connection with the Reductions, the compensation and leadership committee agreed that with respect to the Company’s Executive Severance and Change in Control Policy any severance benefits received pursuant to the agreements will be determined using the annual base salaries in effect immediately before the Reductions.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements including, but not limited to, statements related to the effectiveness of the Company’s cost savings measures and the impacts on the Company’s business; the anticipated size, timing and effectiveness of operational efficiencies; and the Company’s charges taken and annualized run rate savings in connection with its reduction in headcount and other operational cost reduction measures. These statements involve known and unknown risks, uncertainties, assumptions and other factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Exchange Act. The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect its business, financial condition and results of operations. These risks and uncertainties include those risks described in the Company's filings with the Securities and Exchange Commission, including the Company's most recent annual report on Form 10-K and most recent quarterly report on Form 10-Q.

Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. The forward-looking statements included herein are made only as of the date hereof, and the Company undertakes no obligation to revise or update any forward-looking statements for any reason.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number
99.1	Press Release dated November 6, 2023
104	Cover Page Interactive Data File embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OPORTUN FINANCIAL CORPORATION
(Registrant)

Date:	November 6, 2023	By:	/s/ Jonathan Coblentz
Jonathan Coblentz
Chief Financial Officer and Chief Administrative Officer
(Principal Financial Officer)